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                                                          EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Just For Feet, Inc. and subsidiaries on Form S-8 regarding the Just For Feet, Inc./IAC Non-Qualified Stock Option Plan of our report dated March 17, 1997 appearing in the Annual Report on Form 10-K of Just For Feet, Inc. for the year ended January 31, 1997.



                                   /s/ Deloitte & Touche LLP


Birmingham, Alabama
May 28, 1997